THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in other ASEAN Group countries and Cambodia. The ASEAN Group currently is composed of Brunei, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa International Capital Management (Singapore) Limited provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Singapore at (011-65) 220-1111, or to Daiwa Securities Trust Company, the Fund's Administrator at (800) 933-3440 or (201) 915-3020. Inquiries concerning your share account should be directed to State Street Bank and Trust Company (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in the Fund's shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or (781) 575-2000, or by writing State Street Bank and Trust Company, c/o The Singapore Fund, Inc., P.O. Box 8200, Boston, MA 02266-8200.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

    A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, no action is required on your part, as you are AUTOMATICALLY ENROLLED by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan also allows shareholders to make optional cash investments in Fund shares semi-annually through the Plan Agent in any amount from $100 to $3,000. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market twice a year, on or about February 15th and August 15th. Plan participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the applicable date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent. For purchases from voluntary cash payments, participants must pay a nominal service fee of $0.75 for each investment in addition to a pro rata portion of the brokerage commission.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                December 4, 1997
DEAR SHAREHOLDERS:

    We are pleased to present the Annual Report of The Singapore Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1997.

STOCK MARKET REVIEW

    The last fiscal year has proved to be a most difficult and tumultuous year in the ASEAN markets. Selling was indiscriminate across markets. This period marks arguably the most testing time in the history of Post-Colonial Asia, a time at which the ASEAN growth miracle has come under serious scrutiny.

    During the earlier part of the year, the regional bourses were rattled by fears of interest rate hikes in the United States. Although these concerns were dissipated subsequently with an improved inflation outlook, the currency crisis triggered by Thailand's move to a floating exchange rate system caused further turmoil to the region's stock and currency markets. With increased currency volatility and structural concerns over the health of the financial and corporate sector, the risk premium attached to Asian equity investments climbed sharply.

    The regional currency adjustments reflected underlying problems of overvalued exchange rates, a heavy reliance on foreign short-term flows to service current account deficits, and inadequate bank supervision resulting in excessive credit growth and over-investment in the property sector. Corporations, unprepared for the substantial depreciation of their currencies, had to contend with huge unhedged foreign liabilities maturing in the short-term. The above scenario was especially true for the economies of Thailand, the Philippines and Indonesia.

    As a result, economic growth and earnings forecasts for Southeast Asia were reduced by 10% to 20% for 1998, especially in the case of Thailand. High interest rates became a policy tool to prevent a sharp collapse of currencies in Indonesia, the Philippines and Thailand, and fiscal policy had to be tightened.

INDIVIDUAL MARKET PERFORMANCES

    For the year ended October 31, 1997, the Singapore market, as measured by the DBS 50 Index ("DBS 50"), declined by 30.1% in U.S. Dollar ("USD") terms. However, Singapore was the best performing market in the region during that period. The Indonesian market, as measured by the Jakarta Composite Index, declined by 43.1%, the Philippines market, as measured by the Philippines Composite Index, declined by 54.4%, and the Malaysian market, as measured by the Kuala Lumpur Composite Index ("KLCI"), declined by 57.1%. The worst performing market in ASEAN was the Thai stock market, which declined by 69.5%, as measured by the Stock Exchange of Thailand Index.

THE SINGAPORE MARKET

    The initial rally in the market was fueled by investor perception that the Singapore economy had bottomed out and that the turnaround would be led by a recovery in the global electronics sector. The rally soon succumbed to profit-taking as the economic recovery did not materialize. To compound matters, the U.S. Federal Reserve raised interest rates by 25 basis points in March. Further dampening sentiment was Morgan Stanley's announcement that the Singapore weighting in the Far East Ex Japan Index was to be reduced from 14.5% to 12.3% with effect from June 1997.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    The good news of a sustained turnaround in the non-oil domestic export numbers in August was countered by poor sentiment in the residential property market and worries that the foreign tranches of the big four local banks, Singapore Airlines and Singapore Press Holdings were going to be abolished. This worry came about as the Singapore Technologies group of companies and then Singapore Bus Services merged their foreign and local tranches. The foreign tranches of these six stocks which had been trading with premiums of 60 to 100 percent over their local tranches were sold down and the foreign premiums narrowed.

    The market continued its downward spiral towards the end of the fiscal year after the Kuala Lumpur Stock Exchange's announcement of draconian measures to prevent short selling, and the contagion effect from the speculative attack on the Hong Kong Dollar, which prompted investors to exit from the region EN MASSE.

    The Singapore Dollar ("SGD") followed the regional currencies lower, ending the period at SGD 1.58 to USD 1.00, down 12.2% from the beginning of the Fund's fiscal year. The magnitude of the decline was relatively less than that experienced by the other regional currencies.

THE MALAYSIAN MARKET

    The Malaysian market started the fiscal year on a positive note. Investors were cheered by an economy that seemed to be headed for a soft landing after ten years of solid Gross Domestic Product ("GDP") growth. Also boosting market sentiment was Bank Negara's announcement of measures to curb bank lending to the property sector and the stock market, so as to prevent the build-up of an asset bubble.

    However, Bank Negara's subsequent announcement of a series of clarifications on the measures which effectively watered down the original proposals caused investors to lose confidence in the authorities and hence the stock market. The problems with the Malaysian currency and stock markets started in earnest in July. The Malaysian government's state of denial that the economy was in danger of overheating, coupled with the contagion effect from the "float" of the Thai Baht exerted further downward pressure on the Malaysian Ringgit ("MYR"). After a brief defense of the currency, the authorities decided to keep interest rates down at the expense of the exchange rate. The local bourse also reacted negatively to the authorities strong criticism of the activities of currency speculators, and the imposition of restrictions on the trading of the MYR and the component stocks of the KLCI.

    The initial rebound in the market on hopes of a tough 1998 Malaysian budget to reign in the overheating economy succumbed to profit-taking when the measures announced to curb imports and promote exports lacked the details and were viewed as insufficient. Immediately after the release of the budget, the Malaysian market was caught up in the sharp decline in the regional markets started by the attack on the Hong Kong Dollar peg to the USD. The fall in the Hong Kong stock market reverberated to the other markets in the U.S. and Europe.

FUND PERFORMANCE

    As of October 31, 1997, the Fund's net assets were approximately USD 73.5 million, equivalent to a net asset value ("NAV") of USD 7.99 per share, a decrease from October 31, 1996, when the NAV was USD 12.59. However, on December 26, 1996 the Fund paid a dividend of USD 0.3790 per share. Adjusting for this dividend, the Fund's NAV declined by 33.5% since October 31, 1996.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    Even though the Fund avoided a much larger loss by staying away from the other ASEAN markets throughout the year, it did not escape the indiscriminate selling in the Singapore market due to domestic economy worries and the contagion effects of regional currency volatility. The Fund's holdings of larger blue chips and liquid stocks were especially hit by foreign investors bailing out of local equities.

    The uncertainty regarding the fate of foreign tranches of Singapore stocks caused their foreign premium to fall sharply and this impacted the Fund, which can only hold foreign tranches of Singapore stocks. This proved to be the main reason for the Fund's 3.4% underperformance (in USD terms) versus the DBS 50, the Fund's benchmark.

    The Fund ended its fiscal year with a high cash and receivables position of 47.2%, reflective of its temporary defensive investment posture.

ECONOMIC REVIEW AND OUTLOOK

    During the third quarter of 1997, GDP growth in Singapore continued to accelerate. On a year-on-year ("YOY") basis, the economy expanded by a robust 10.1%, from 8.2% in the second quarter of 1997, despite consensus estimates of 9.1%. The breakdown of the GDP figure is shown below:

                                           THIRD QUARTER
                                            PERFORMANCE
                                          ---------------
                 SECTOR                    1996     1997
----------------------------------------  ------   ------
Manufacturing...........................    -3.9%    9.5%
Finance & Business Services.............     6.4    11.6
Commerce................................     2.1     8.6
Transport & Communications..............     6.2    10.8
Construction............................    16.3    13.4
Overall.................................     3.3    10.1

    For the first three quarters of the year, the Singapore economy grew by a healthy 7.5%. As can be seen from the table above, this good performance was characterized by faster growth in all sectors, with the exception of construction. This indicates that the real economy was not significantly affected by the regional financial turmoil for two main reasons. First, a large portion of the regional trade is intra-company movement of parts and products by multi-national corporations. Since final demand in the U.S. and Europe remained strong, Singapore's trade was not seriously affected by the regional currency crisis. The second factor was the strong recovery in the global electronics industry which boosted manufacturing output significantly. This, in turn, had favorable secondary effects on the transportation and hub services sectors.

    The manufacturing sector posted robust YOY growth of 9.5%, which is a significant increase from the 3.5% posted in the last quarter. Sub-sectors like chemicals (34% YOY growth), petroleum (16.5% YOY growth) and electronics (9.8% YOY growth) helped contribute to the strong performance of the manufacturing sector. This sector is particularly influenced by the performance of the electronics sub-sector, as electronics constitutes 45% of total manufacturing output.

    The construction sector also had a strong quarter with YOY growth of 13.4%. Both the public and private sectors experienced an increase in activity. The commerce sector posted growth of 8.6% YOY, supported by the electronics sector recovery. Transport and communications also received a boost from the electronics sector recovery, posting growth of 10.8% YOY.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    The financial and business sector grew by 11.6% YOY. This was largely attributed to the increase in volume resulting from the regional currency turmoil, as well as the uncertainty on the continuance of the local and foreign tranches of some listed companies in Singapore. Foreign exchange activity moderated, as the regional currency outlook became more uncertain.

    Investment commitments in the manufacturing sector totaled SGD 2.2 billion during the quarter. Foreign commitments amounted to SGD 1.6 billion or 73% of total investments. U.S., European and Japanese investments made up the bulk of the foreign component. Total trade increased by 12% to reach a record high of SGD 99.3 billion during the third quarter of 1997. The key factor was the sustained recovery in the electronics sector, supported by strong demand in the U.S. and Europe. This provided a buffer from the decline in demand from Japan due to the sluggish recovery in their domestic economy. This can be seen in the non-oil domestic export figures where there were increases in all of the top five markets with the exception of Japan where exports fell by 8%. Export growth to the U.S., Europe, Malaysia and Hong Kong grew by 11%, 13%, 5% and 20%, respectively.

    For 1998, prospects for the external environment appear to be mixed. The regional economies are expected to slow down as a result of the financial turmoil. However, the industralized economies are expected to post healthy growth, with the exception of Japan. A key factor for Singapore is the health of the global electronics industry. Based on the fact that U.S. electronic component inventories continue to adjust downwards while new orders experience a sustained pickup, the outlook for the global electronics industry in Singapore appears bright. This would have a significant positive impact on the Singapore economy since manufacturing activity is so heavily dependent on electronics.

    However, the financial services and commerce sectors are likely to be affected by the slowdown in the regional economies. Asian Currency Unit (ACU) activity is expected to slow, as loans to the region moderate. The number of tourist arrivals from the region is expected to be lower, which will impact the retail and hotel sub-sectors within the Singapore commerce sector. The Ministry of Trade and Industry is projecting 1997 full year GDP at 7% and 1998 GDP growth to moderate within the 5%-7% range.

    In Malaysia, first and second quarter 1997 GDP growth was 8.5% and 8.4%, respectively. However, in the third quarter, it slowed to 8.0%. The official Malaysian government forecast is that GDP growth in 1997 and 1998 will be about 8.0% and 7.0%, respectively. The latest trade balance for the month of September showed a surplus of MYR 1.21 billion. A large part of this improvement is due to the sharp fall in the MYR, which has depreciated by more than 30% since July 1997. This number brings the trade account to a deficit of MYR 1.36 billion for the first three quarters of 1997. The projected current account deficit for 1997 is MYR 13.0 billion or 5.0% of Gross National Product (GNP).

    Looking at 1998, interest rates are expected to rise further to slow down credit expansion and rein in the economy. The Fund's management is anticipating that the current account number may turn around due to the Malaysian government's postponement of a number of large scale projects as well as due to the reluctance on the part of foreign direct investors to fund larger deficits. This environment of higher interest rates and the need to restrain the current account deficit points to a deceleration of the Malaysian economy.

MARKET OUTLOOK AND STRATEGY

    ASEAN equity markets are expected to remain weak and volatile. Governments are trying to grapple with setting appropriate fiscal, monetary and exchange rate policies, having lost a fixed nominal exchange rate anchor.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
Policy action is not anticipated to be swift or decisive because of the fear of inflicting pain on the real economy and the electorate. Earnings are likely to be revised downwards as interest rates rise and economic growth contracts.

    There may be some technical rebounds but they might succumb to profit taking. A sustained rally might come later in 1998. The recent extreme volatility in the Asian and international markets appears to have shaken investor confidence in equity markets. For those technically oriented, markets have fallen through strong key long-term support levels. For confidence to return, and markets to make sustainable gains in the coming months, economic and earnings fundamentals must reassert themselves. In this regard, the Fund's management is confident that the ASEAN economies will regain their footing.

    The key fundamental reasons often put forward in the past to explain the Asian growth miracle are intact. Asia remains an environment where governments are pro-business, savings are high, people are hard-working and self-reliant, and economies are market-oriented. Exports remain the key economic drivers of the region. The recent falls in currency levels would in time enable Asia to regain its competitiveness and get back on the economic growth curve.

    Hence, in the short-term, the Fund's management will adopt a cautious attitude in this period of economic adjustment. The portfolio will remain largely in Singapore equities but will, at the appropriate time, venture out into the other regional markets. After the recent dramatic falls, these markets may present some good buying opportunities for the Fund. The Fund's stock selection will focus on companies with strong balance sheets, low gearing and low foreign currency debt. The Fund's manangement is confident that this investment strategy will do very well for the long-term performance of the Fund.

    The Fund has not invested, and presently does not intend to invest in derivative securities. Although foreign currency hedging is permitted by the Fund's investment policies, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Mr. Tan Seng Hock was appointed as the Fund's portfolio manager in May 1996, and is responsible for the day-to-day management of the Fund's portfolio. Mr. Tan joined DBS Asset Management Ltd., of which the Fund's Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly owned subsidiary, in November 1995 as an Investment Manager. From 1987 to 1994, Mr. Tan was Head of Investments at ANZ Investments Ltd. and Fund Manager--International & Strategy at Norwich Union Investment Management in New Zealand.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

/s/ Shuichi Komori                            /s/ Ronnie Teo Heng Hock
SHUICHI KOMORI                                RONNIE TEO HENG HOCK
CHAIRMAN OF THE BOARD                         PRESIDENT

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS AND WARRANTS--52.79%
--------------------------------------------------------------------------------

     SHARES                                                                         VALUE
  -------------                                                                 -------------
  SINGAPORE--51.44%
  AEROSPACE--1.78%
        500,000   Singapore Technologies Aerospace Ltd.++.....................  $   1,308,884
                                                                                -------------
  BANKS & FINANCIAL SERVICES--1.79%
        968,000   Hong Leong Finance Ltd. (Foreign)*..........................      1,315,966
                                                                                -------------
  CONSTRUCTION ENGINEERING--3.12%
      2,922,000   Amtek Engineering Ltd.......................................      2,291,040
                                                                                -------------
  ELECTRICAL PRODUCTS & COMPUTERS--3.43%
        350,000   Elec & Eltek International Company Ltd......................      2,520,000
                                                                                -------------
  FOOD, BEVERAGE, TOBACCO--8.17%
        900,000   Cerebos Pacific Ltd.........................................      2,287,702
        540,000   Fraser & Neave Ltd..........................................      2,697,439
        254,000   Rothmans Industries Ltd.....................................      1,011,824
                                                                                -------------
                                                                                    5,996,965
                                                                                -------------
  HOTELS--1.28%
      1,250,000   Hotel Properties Ltd........................................        940,563
                                                                                -------------
  INDUSTRIAL--12.95%
        740,400   Acma Ltd....................................................        632,020
        300,000   Clipsal Industries Holdings Ltd.............................        777,000
         74,000   Clipsal Industries Holdings Ltd. Warrants 1998+(1)..........        124,320
      3,518,000   CSA Holdings Ltd............................................      1,979,779
        718,000   GP Batteries International Ltd..............................      2,088,397
        284,500   GP Batteries International Ltd. Warrants 2000+(2)...........        287,828
      1,850,000   Lung Kee Metal Holdings Ltd.................................      2,127,500

     SHARES                                                                         VALUE
  -------------                                                                 -------------
      1,017,000   ST Electronic & Engineering Ltd. (Foreign)*++...............  $   1,498,331
                                                                                -------------
                                                                                    9,515,175
                                                                                -------------
  PROPERTY DEVELOPMENT--3.45%
        420,000   Keppel Land Ltd.++..........................................        584,255
        150,000   Keppel Land Ltd. Warrants 2000+(3)++........................         43,629
        672,000   Singapore Land Ltd..........................................      1,903,610
                                                                                -------------
                                                                                    2,531,494
                                                                                -------------
  REAL ESTATE--3.10%
      1,000,000   Hongkong Land Holdings, Ltd.................................      2,280,000
                                                                                -------------
  RETAIL--1.93%
      3,613,500   Courts (Singapore) Ltd......................................      1,416,611
                                                                                -------------
  SHIPYARDS--6.48%
      1,512,500   Keppel Corporation Ltd.++...................................      4,762,725
                                                                                -------------
  TELECOMMUNICATIONS--1.63%
      2,000,000   Thakral Corporation Ltd.....................................      1,200,000
                                                                                -------------
  TRANSPORTATION--MARINE--2.33%
        870,000   Osprey Maritime Ltd.........................................        814,164
        350,000   Sembawang Marine & Logistics Ltd.++.........................        894,088
                                                                                -------------
                                                                                    1,708,252
                                                                                -------------
  Total Singapore Common Stocks and Warrants..................................
                                                                                   37,787,675
                                                                                -------------
  MALAYSIA--1.35%
  CONSTRUCTION ENGINEERING--1.35%
        200,000   Hock Seng Lee Berhad........................................        990,013
                                                                                -------------
  Total Common Stocks and Warrants (Cost--$64,189,797)........................
                                                                                   38,777,688
                                                                                -------------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

-------------------------------------------
TIME DEPOSITS--14.08%

    PRINCIPAL
     AMOUNT
      (000)                                                                         VALUE
  -------------                                                                 -------------
  U.S. DOLLAR--8.01%
            $28   Bank of New York, 3.60% due 11/3/97.........................  $      27,502
          5,856   Citibank, Singapore, 4.75% due 11/3/97......................      5,855,918
                                                                                -------------
  Total U.S. Dollar Time Deposits.............................................      5,883,420
                                                                                -------------
  SINGAPORE DOLLAR--6.07%
          7,046   Citibank, Singapore, 4.25% due 11/3/97......................      4,455,264
                                                                                -------------
  Total Time Deposits (Cost--$10,436,473).....................................
                                                                                   10,338,684
                                                                                -------------
  Total Investments--66.87%
    (Cost--$74,626,270).......................................................     49,116,372
  Other assets less liabilities--33.13%.......................................     24,335,034
                                                                                -------------
  NET ASSETS (Applicable to 9,195,287 shares of capital stock outstanding;
    equivalent to $7.99 per share)--100.00%...................................  $  73,451,406
                                                                                -------------
                                                                                -------------

------------------------

   * Foreign shares of the above issues are those held by non-Singapore residents. Ownership of such shares is generally limited and subject to a premium to local shares (those held by residents of Singapore).
   +  Non-income producing securities.
  ++  Deemed to be an affiliated issuer.
 (1)  Each warrant entitles holders to buy one share of Common Stock for SGD
      2.03.
 (2)  Each warrant entitles holders to buy one share of Common Stock for USD
      2.10.
 (3)  Each warrant entitles holders to buy one share of Common Stock for SGD
      3.00.

-------------------------------------------
TEN LARGEST COMMON STOCK CLASSIFICATIONS HELD
OCTOBER 31, 1997
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Industrial**.......................    12.95%
Food, Beverage, Tobacco............     8.17
Shipyards..........................     6.48
Construction Engineering...........     4.47
Property Development**.............     3.45
Electrical Products & Computers....     3.43
Real Estate........................     3.10
Transportation--Marine.............     2.33
Retail.............................     1.93
Banks & Financial Services.........     1.79

------------------------

  **  Includes the value of warrants.

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 1997
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Keppel Corporation Ltd.............     6.48%
Fraser & Neave Ltd.................     3.67
Elec & Eltek International Company
  Ltd..............................     3.43
Amtek Engineering Ltd..............     3.12
Cerebos Pacific Ltd................     3.11
Hongkong Land Holdings, Ltd........     3.10
Lung Kee Metal Holdings Ltd........     2.90
GP Batteries International Ltd.....     2.84
CSA Holdings Ltd...................     2.70
Singapore Land Ltd.................     2.59

See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities
     (cost--$61,664,849).....................    $ 40,024,460
    Affiliated securities
     (cost--$12,961,421).....................       9,091,912     $  49,116,372
                                                 ------------
  Cash denominated in foreign currency
   (cost--$5,842,987)........................                         5,765,093
  Receivable for securities sold.............                        18,681,141
  Interest and dividends receivable..........                            86,507
  Prepaid expenses...........................                            26,204
                                                                  -------------
    Total assets.............................                        73,675,317
                                                                  -------------
LIABILITIES
  Payable to investment manager..............                            53,046
  Payable to investment adviser..............                            26,812
  Payable to administrator...................                            14,273
  Accrued expenses and other liabilities.....                           129,780
                                                                  -------------
    Total liabilities........................                           223,911
                                                                  -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,195,287 shares issued and outstanding...                            91,953
  Paid-in capital in excess of par value.....                       107,816,972
  Accumulated net realized loss on
   investments...............................                        (8,799,076)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........                       (25,658,443)
                                                                  -------------
    Net assets applicable to shares
     outstanding.............................                     $  73,451,406
                                                                  -------------
                                                                  -------------
        NET ASSET VALUE PER SHARE............                     $        7.99
                                                                  -------------
                                                                  -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of--$272,311).........    $  1,051,839
    Affiliated securities (net of withholding
     taxes of--$134,195).....................         389,825     $   1,441,664
                                                 ------------
  Interest...................................                           328,677
                                                                  -------------
    Total investment income..................                         1,770,341
                                                                  -------------
EXPENSES:
  Investment management fee and expenses.....                           810,075
  Investment advisory fee and expenses.......                           411,699
  Administration fee and expenses............                           226,652
  Custodian fees and expenses................                           183,971
  Legal fees and expenses....................                           111,393
  Osaka Securities Exchange fees and
   expenses..................................                            72,365
  Reports and notices to shareholders........                            71,880
  Audit and tax services.....................                            64,300
  Insurance expense..........................                            41,031
  Directors' fees and expenses...............                            40,468
  Transfer agency fee and expenses...........                            21,019
  Other......................................                            41,547
                                                                  -------------
    Total expenses...........................                         2,096,400
                                                                  -------------
NET INVESTMENT LOSS..........................                          (326,059)
                                                                  -------------
REALIZED AND UNREALIZED LOSSES FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments:
    Unaffiliated securities..................        (459,431)
    Affiliated securities....................      (8,339,645)       (8,799,076)
                                                 ------------
  Net realized foreign currency transaction
   losses....................................                        (2,016,662)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                       (27,448,111)
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................                          (204,090)
                                                                  -------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................                       (38,467,939)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                     $ (38,793,998)
                                                                  -------------
                                                                  -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE YEARS ENDED
                                                           OCTOBER 31,
                                                 -------------------------------
                                                     1997              1996
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $    (326,059)    $    (582,507)
  Net realized gain (loss) on:
    Investments..............................       (8,799,076)        4,093,185
    Foreign currency transactions............       (2,016,662)           84,875
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      (27,448,111)       (2,342,514)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................         (204,090)            6,279
                                                 -------------     -------------
  Net increase (decrease) in net assets
   resulting from operations.................      (38,793,998)        1,259,318
                                                 -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............       (3,481,087)       (8,866,573)
                                                 -------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................          121,735           330,635
                                                 -------------     -------------
  Net decrease in net assets.................      (42,153,350)       (7,276,620)
NET ASSETS:
  Beginning of year..........................      115,604,756       122,881,376
                                                 -------------     -------------
  End of year................................    $  73,451,406     $ 115,604,756
                                                 -------------     -------------
                                                 -------------     -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the year ended October 31, 1997, the Fund was subject to withholding tax, ranging from 26% to 30%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISOR

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended October 31, 1997, expenses of $977 were paid to the Manager, representing reimbursement

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board. During the year ended October 31, 1997, there were no commissions paid by the Fund to affiliates of the Manager in connection with portfolio transactions.

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa International Capital Management (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended October 31, 1997, expenses of $746 were paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by its employees at meetings of the Fund's Board. During the year ended October 31, 1997, brokerage commissions of $212,857 were paid by the Fund to Daiwa Securities (Singapore), an affiliate of the Adviser, in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the year ended October 31, 1997, expenses of $2,617 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of- pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended October 31, 1997, DSTC earned $29,148 and DBS Bank earned $139,649 from the Fund for their respective custodial services.

    At October 31, 1997, the Fund owed to DSTC $14,273 and $31,649 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totalling $29,447.

    During the year ended October 31, 1997, the Fund paid or accrued $106,961 for legal services, in connection with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 1997 was substantially the same as the cost of the securities for financial statement purposes. At October 31, 1997, the net unrealized depreciation on investments, excluding short-term securities, of $25,412,109 was composed of gross appreciation of $1,397,104

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------
for those investments having an excess of value over cost, and gross depreciation of $26,809,213 for those investments having an excess of cost over value. For the year ended October 31, 1997, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $73,828,002 and $105,982,576, respectively.

    At October 31, 1997, the Fund had a capital loss carryover of $8,799,076, which expires in 2005.

    To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1997, $330,758 was reclassified from accumulated net investment loss, $42,797 was reclassified from distributions in excess of net realized gains, $2,016,662 was reclassified from accumulated net realized loss on foreign currency transactions and $2,390,217 was charged to paid-in capital in excess of par value.

CONCENTRATION OF RISK

    At October 31, 1997, the Fund had approximately 14% of its net assets invested in time deposits of a first-tier U.S. financial institution located in Singapore. While there is currently no rating system for Singapore debt securities, the Fund invests only in short-term debt securities which the Manager believes to be of high quality and subject to relatively low risk of loss of principal or interest.

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the years ended October 31, 1997 and 1996, 10,324 and 25,237 shares, respectively, were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 9,195,287 shares outstanding at October 31, 1997, Daiwa Securities America Inc., an affiliate of the Adviser and DSTC, owned 14,086 shares.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                             FOR THE YEARS ENDED OCTOBER 31,
                                                                ---------------------------------------------------------
                                                                    1997         1996       1995       1994       1993
                                                                ------------   ---------  ---------  ---------  ---------
Net asset value, beginning of year............................   $ 12.59        $ 13.42    $ 18.49    $ 17.23    $ 10.38
                                                                ------------   ---------  ---------  ---------  ---------
Net investment loss...........................................     (0.04)         (0.07)     (0.07)     (0.01)     (0.14)
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions................................     (4.18)          0.21      (1.43)      2.66       7.32
                                                                ------------   ---------  ---------  ---------  ---------
Net increase (decrease) in net asset value resulting from
 operations...................................................     (4.22)          0.14      (1.50)      2.65       7.18
                                                                ------------   ---------  ---------  ---------  ---------
Less: dividends and distributions to shareholders
  Net realized gains from investments and foreign currency
   transactions...............................................     (0.38)         (0.97)     (2.89)     (1.03)     (0.33)
                                                                ------------   ---------  ---------  ---------  ---------
Dilutive effect of rights offering............................       --           --         (0.64)     (0.30)     --
                                                                ------------   ---------  ---------  ---------  ---------
Offering costs charged to paid-in capital in excess of par
 value........................................................       --           --         (0.04)     (0.06)     --
                                                                ------------   ---------  ---------  ---------  ---------
Net asset value, end of year..................................    $ 7.99        $ 12.59    $ 13.42    $ 18.49    $ 17.23
                                                                ------------   ---------  ---------  ---------  ---------
                                                                ------------   ---------  ---------  ---------  ---------
Per share market value, end of year...........................    $ 8.750       $ 12.125   $ 13.500   $ 18.000   $ 19.750
                                                                ------------   ---------  ---------  ---------  ---------
                                                                ------------   ---------  ---------  ---------  ---------
Total investment return:
  Based on market price at beginning and end of year, assuming
   reinvestment of dividends*.................................    (25.51)%        (3.54)%    (6.89)%    (0.19)%    99.02%
  Based on net asset value at beginning and end of year,
   assuming reinvestment of dividends*........................    (34.49)%         0.76%    (10.06)%    18.39%     71.46%
Ratios and supplemental data:
  Net assets, end of year (in millions).......................   $ 73.5         $115.6     $122.9     $126.1     $ 87.8
  Ratios to average net assets of:
    Expenses+.................................................      1.87 %         1.85%      2.01%      1.90%      2.42%
    Net investment loss+......................................     (0.29)%        (0.48)%    (0.49)%    (0.08)%    (1.05)%
  Portfolio turnover..........................................     78.74 %        62.78%     62.85%     82.12%     90.19%
  Average commission rate per share...........................  $0.0204        $0.0194       N/A        N/A        N/A

--------------------------
  * For the years ended October 31, 1995 and 1994, the total investment return includes the benefit of shares resulting from the exercise of the rights.
  + Ratios for the year ended October 31, 1993 include the amortization of certain initial and non-recurring expenses totaling $32,519, related to the listing of the Fund's shares on the Osaka Securities Exchange. If such expenses had not been included, the ratios of expenses and of net investment loss to average net assets would have been 2.38% and (1.01)%, respectively.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Singapore Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 4, 1997

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1997) as to the federal tax status of distributions received by you during such fiscal year. Accordingly, the Fund is hereby advising you that of the $0.3790 per share distribution paid during the fiscal year, on December 26, 1996, $0.1360 represented an ordinary income dividend, and $0.2430 represented a long-term capital gain distribution. This distribution was taxable for the calendar year 1996.

    There will be no dividend payment or foreign tax credit with respect to the fiscal year 1997.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.
--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 5, 1997, the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

(1) To elect one Class III Director to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000.

                NUMBER OF SHARES/VOTES
-------------------------------------------------------
                             PROXY AUTHORITY
NAME OF DIRECTOR  VOTED FOR     WITHHELD      NON-VOTES
----------------  ---------  ---------------  ---------
Shuichi Komori    7,024,678       359,562     1,811,030

    In addition to the Director re-elected at the Meeting, David G. Harmer, James Q. McCarthy*, Alfred C. Morley and Frederick W. Zuckerman* were the other members of the Board who continued to serve as Directors of the Fund.

(2) To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending October 31, 1997.

              NUMBER OF SHARES/VOTES
--------------------------------------------------
           PROXY AUTHORITY
VOTED FOR     WITHHELD      ABSTENTIONS  NON-VOTES
---------  ---------------  -----------  ---------
7,255,379        93,742         35,119   1,811,030

------------------------

* Mr. McCarthy and Mr. Zuckerman are no longer Directors of the Fund. Mr. McCarthy resigned as President and as a Director in September, 1997 and Mr. Zuckerman passed away in September, 1997. Mr. Ronnie Teo Heng Hock was elected in September, 1997 as the Fund's President and a Director and Mr. Oren G. Shaffer was elected as a Director in December, 1997 by the remaining members of the Board to replace Mr. McCarthy and Mr. Zuckerman, respectively. Under the Fund's By-Laws, both Mr. Teo and Mr. Shaffer must stand for election as Directors at the next Annual Meeting of Stockholders, which will be held in June, 1998.

----------------------------------------
BOARD OF DIRECTORS
Shuichi Komori, CHAIRMAN
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
Ronnie Teo Heng Hock
--------------------------------------------
OFFICERS

Ronnie Teo Heng Hock
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Edward J. Grace
TREASURER
John J. O'Keefe
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa International Capital Management
(Singapore) Limited

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Rogers & Wells

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
--------------------------------------------
Notice is hereby given in accordance with
Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                                 Annual Report
                                October 31, 1997